UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  October 25, 2004

                      GMACM Home Equity Loan Trust
                 Home Equity Loan-Backed Termed Notes,
                            Series 2004-HE2



New York (governing law of          333-110437-09     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On October 25, 2004 a distribution
 was made to holders of Home Equity Loan Backed
 Term Notes Series 2004-HE2 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


                Exhibit Number    Description

                EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Termed Notes, Series 2004-HE2, relating to the
                                  October 25, 2004 distribution.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
              Home Equity Loan-Backed Variable Pay Revolving Notes,
                                Series 2004-HE2

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President

              Date: 11/03/04


                                INDEX TO EXHIBITS

Exhibit Number   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE2, relating to the October 25, 2004 distribution.







Home Equity Loan-Backed Term Notes, GMACM Series 2004-HE2
Payment Date 10/25/2004

Servicing Certificate                  Group 1
Beginning Pool Balance                 569,401,707.56
Beginning PFA                          0.00
Ending Pool Balance                    543,326,401.38
Ending PFA Balance                     -
Principal Collections                  26,036,017.22
Principal Draws                        -
Net Principal Collections              26,036,017.22
Active Loan Count                      15,948

Interest Collections                   3,403,281.33

Weighted Average Loan Rate             7.78843%
Weighted Average Net Loan Rate         7.2884%
Substitution Adjustment Amount         0.00
                              Beginning        Ending                                               Interest   Security
Term Notes                    Balance          Balance         Factor     Principal    Interest    Shortfalls      %       Coupon
Class A-1A                     29,855,457.55    19,682,742.93  0.2382062 10,172,714.62   44,351.94       0.00   0.0277     1.910%
Class A-1B                     70,897,000.00    70,897,000.00  1.0000000          0.00  108,078.54       0.00   0.0996     1.960%
Class A-1C                    170,626,844.89   153,399,094.39  0.5899965 17,227,750.50  257,456.95       0.00   0.2156     1.940%
Class A-2                     152,808,000.00   152,808,000.00  1.0000000          0.00  366,739.20       0.00   0.2148     2.880%
Class A-3                      34,034,000.00    34,034,000.00  1.0000000          0.00  120,253.47       0.00   0.0478     4.240%
Class A-4                      66,708,000.00    66,708,000.00  1.0000000          0.00  202,903.50       0.00   0.0938     3.650%
Class A-IO                     85,000,000.00    85,000,000.00                     0.00  425,000.00       0.00   0.1195     6.000%

Class M1                       37,356,000.00    37,356,000.00  1.0000000          0.00  122,963.50       0.00   0.0525     3.950%
Class M2                        7,116,000.00     7,116,000.00  1.0000000          0.00   23,304.90       0.00      0.01    3.930%


Certificates                           -                  -           -         -          -        -      -      -

Beginning Overcollateralization Amount       405.12
Overcollateralization Amount Increase  1,325,158.94
(Decrease)
Outstanding Overcollateralization      1,325,564.06
Amount
Overcollateralization Target Amount    7,115,484.05

Credit Enhancement Draw Amount                 0.00
Unreimbursed Prior Draws                       0.00



                                                                      Number    Percent
                                       Balance                        of Loans  of Balance
Delinquent Loans (30 Days)             1,821,290.67                   58        0.34%
Delinquent Loans (60 Days)               565,805.48                   21        0.10%
Delinquent Loans (90 Days)               381,806.19                   12        0.07%
Delinquent Loans (120 Days)              136,152.50                    5        0.03%
Delinquent Loans (150 Days)              255,653.62                    7        0.05%
Delinquent Loans (180+ Days)                  -                        0        0.00%
REO                                           -                        0        0.00%
Bankruptcy                               905,984.27                   28        0.17%
Foreclosure                              139,612.69                    5        0.03%

                                       Liquidation To-Date
Beginning Loss Amount                  108,140.93
Current Month Loss Amount               39,288.96
Current Month Prinicpal Recovery             0.00
Net Ending Loss Amount                 147,429.89         0.00

                                       Net Recoveries to
                                       Date
Beginning Net Principal Recovery Amount      0.00
Current Month Net Principal Recovery         0.00
Amount
Ending Net Principal Recovery Amount         0.00

                                       Special Hazard                 Fraud     Bankruptcy
Beginning Amount                       0.00                           0.00      0.00
Current Month Loss Amount              0.00                           0.00      0.00
Ending Amount                          -                              -         -

Liquidation Loss Distribution Amounts  0.00
Extraordinary Event Losses             0.00
Excess Loss Amounts                    0.00

Capitalized Interest Account

Beginning Balance                             0.00
Withdraw relating to Collection Period        0.00
Interest Earned (Zero, Paid to Funding        0.00
Account)
Remaining Balance to GMAC Mortgage            0.00
Total Ending Capitalized Interest Account     0.00
Balance as
Interest earned for Collection Period         0.00
Interest withdrawn related to prior           0.00
Collection Period



Prefunding Account
Beginning Balance                             0.00
Additional Purchases during Revolving Period  0.00
Excess of Draws over Principal Collections    0.00
Ending PFA Balance to Noteholders             0.00
Total Ending Balance as of Payment Date       0.00
Interest earned for Collection Period         0.00
Interest withdrawn related to prior           0.00
Collection Period

Current Month Repurchases Units               0
Current Month Repurchases ($)                 -







